Employee Benefit Plan	12 Months Ended
Dec. 31, 2022
Employee Benefit Plan
Employee Benefit Plan

(17) Employee Benefit Plan

The Company sponsors a defined contribution 401(k) plan (the “Plan”) that covers substantially all employees. Employees are eligible to begin participating in the Plan at the beginning of the first month following their employment with the Company. Employees participating in the Plan may contribute up to 90 percent of their compensation up to Internal Revenue Service (IRS) annual limitations. The Company matches 50 percent of an employee’s contribution up to 6 percent of eligible pay with immediate 100 percent vesting. This match has a $1,500 per employee cap each year. Costs incurred in connection with the Plan were minimal for the years ended December 31, 2021 and 2022. The Plan provides for the Company to make a discretionary matching contribution. Total contributions to the Plan totaled $0.9 million and $1.3 million for the years ended December 31, 2021 and 2022, respectively.